POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints David L. Nunes, Mark D. McHugh and Christopher A. Van Tuyl, his true and lawful attorneys-in-fact, with full power in each to act without the other and with full power of substitution and resubstitution, to sign in the name of such person and in each of his offices and capacities with Rayonier Inc. (the “Company”), the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2014, including any amendments thereto, and to file same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

Dated:	January 30, 2015	/s/ RICHARD D. KINCAID
Richard D. Kincaid

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints David L. Nunes, Mark D. McHugh and Christopher A. Van Tuyl, his true and lawful attorneys-in-fact, with full power in each to act without the other and with full power of substitution and resubstitution, to sign in the name of such person and in each of his offices and capacities with Rayonier Inc. (the “Company”), the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2014, including any amendments thereto, and to file same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

Dated:	January 29, 2015	/s/ JOHN A. BLUMBERG
John A. Blumberg

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints David L. Nunes, Mark D. McHugh and Christopher A. Van Tuyl, his true and lawful attorneys-in-fact, with full power in each to act without the other and with full power of substitution and resubstitution, to sign in the name of such person and in each of his offices and capacities with Rayonier Inc. (the “Company”), the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2014, including any amendments thereto, and to file same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

Dated:	January 23, 2015	/s/ DOD A. FRASER
Dod A. Fraser

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints David L. Nunes, Mark D. McHugh and Christopher A. Van Tuyl, his true and lawful attorneys-in-fact, with full power in each to act without the other and with full power of substitution and resubstitution, to sign in the name of such person and in each of his offices and capacities with Rayonier Inc. (the “Company”), the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2014, including any amendments thereto, and to file same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

Dated:	January 21, 2015	/s/ SCOTT R. JONES
Scott R. Jones

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints David L. Nunes, Mark D. McHugh and Christopher A. Van Tuyl, his true and lawful attorneys-in-fact, with full power in each to act without the other and with full power of substitution and resubstitution, to sign in the name of such person and in each of his offices and capacities with Rayonier Inc. (the “Company”), the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2014, including any amendments thereto, and to file same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

Dated:	January 30, 2015	/s/ BLANCHE L. LINCOLN
Blanche L. Lincoln

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints David L. Nunes, Mark D. McHugh and Christopher A. Van Tuyl, his true and lawful attorneys-in-fact, with full power in each to act without the other and with full power of substitution and resubstitution, to sign in the name of such person and in each of his offices and capacities with Rayonier Inc. (the “Company”), the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2014, including any amendments thereto, and to file same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

Dated:	January 22, 2015	/s/ V. LARKIN MARTIN
V. Larkin Martin

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints David L. Nunes, Mark D. McHugh and Christopher A. Van Tuyl, his true and lawful attorneys-in-fact, with full power in each to act without the other and with full power of substitution and resubstitution, to sign in the name of such person and in each of his offices and capacities with Rayonier Inc. (the “Company”), the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2014, including any amendments thereto, and to file same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

Dated:	January 30, 2015	/s/ DAVID W. OSKIN
David W. Oskin